UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. 1)

Filed by the Registrant
Filed by a Party other than the Registrant = X
Check the appropriate box:
            Preliminary Proxy Statement
            Confidential, For Use of the Commission Only
            (as permitted by Rule 14a-6(e)(2))
            Definitive Proxy Statement
            Definitive Additional Materials
X    =   Soliciting Material Pursuant to Sec 240.14a-12

FIRSTHAND TECHNOLOGY VALUE FUND, INC.
(Name of Registrant as Specified in Its Charter)

SCOTT KLARQUIST
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
X    =    No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)Proposed maximum aggregate value of transaction:
(5)Total fee paid:

Fee paid previously with preliminary materials:
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount previously paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

AMENDMENT NO. 1 TO DFAN14A FILED MARCH 11, 2022

CERTAIN INFORMATION CONCERNING THE PARTICIPANT:

Scott Klarquist intends to file a preliminary proxy statement and accompanying proxy card with the Securities and Exchange Commission
(SEC) to be used to solicit votes for his election as a director at the 2022 annual meeting of stockholders of Firsthand Technology Value Fund, Inc., a Maryland corporation (the Company).

MR. KLARQUIST STRONGLY ADVISES ALL STOCKHOLDERS OF
THE COMPANY TO READ THE PROXY STATEMENT AND OTHER
PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE
THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY
MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC'S
WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PROXY
SOLICITATION MATERIALS, WHEN AVAILABLE, WILL BE POSTED
UNDER THE "ACTIVISM" TAB ON SEVENCORNERSCAPITAL.COM.

As of the date hereof, Mr. Klarquist may be deemed to directly beneficially own 2,577 shares of common stock, par value $0.001 per share, of the Company.